                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                         DIRECTORS OF DCB FINANCIAL CORP

      Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint Jeffrey T. Benton his or her true and lawful attorney with full power of substitution and resubstitution to affix for him or her and in his or her name, place and stead, as attorney-in-fact, his or her signature as director of DCB Financial Corp, an Ohio corporation (the "Company"), to a Registration Statement on Form S-8 registering under the Securities Act of 1933, common shares to be sold under the DCB Financial Corp 2004 Long-Term Stock Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, and hereby ratifying and confirming all that said attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed at Lewis Center, Ohio, this June 16, 2004.

/s/ Jerome J. Harmeyer                             /s/ G. William Parker, M.D.
------------------------------                     -----------------------------
Jerome J. Harmeyer                                 G. William Parker, M.D.

/s/ Merrill L. Kaufman                             /s/ Edward Powers
------------------------------                     -----------------------------
Merrill L. Kaufman                                 Edward Powers

/s/ Terry M. Kramer                                /s/ Gary M. Skinner
------------------------------                     -----------------------------
Terry M. Kramer                                    Gary M. Skinner

/s/ Vicki J. Lewis                                 /s/ Adam Stevenson
------------------------------                     -----------------------------
Vicki J. Lewis                                     Adam Stevenson

/s/ William R. Oberfield                           /s/ Donald J. Wolf
------------------------------                     -----------------------------
William R. Oberfield                               Donald J. Wolf